Exhibit 99.2
From: Patrick Walsh
Sent: Wed 5/26/2010 4:25 AM
To: Emmis Domestic Announcements
Subject: Go-Private Transactions
Last evening, Emmis Communications and CEO Jeff Smulyan (through JS Acquisition which was formed for the purpose of completing the go-private transactions) announced plans to formalize the $2.40 per share offer to purchase Emmis’ Class A common stock and the offer to exchange Emmis’ preferred stock into debt. Earlier this week, Jeff and his investment partner, Alden Global Capital, signed a definitive agreement for Alden to provide the required financing for the go-private transactions. Jeff would ordinarily communicate this important information to you, but given his direct involvement in the transactions, I am pinch hitting for Jeff.
Yesterday’s announcement is the next step in the process Jeff and Alden announced on April 26, 2010. I wanted to send you this brief update because I’m certain you will read more about the go-private transactions in various industry trades in the coming days.
Alden Global Capital is a large, multi-billion dollar investment firm with interests in many companies in various industries, including media. If the proposed transactions are completed, Jeff will be the majority shareholder, Chairman and CEO of privately-held Emmis and while Alden will have certain rights as a minority shareholder under the proposed transactions, they will not be involved in the day-to-day operations of Emmis. The transaction should not result in changes to how we operate the business.
If you own Emmis common or preferred shares, you’ll receive more information in the mail on the proposed transactions in the coming days including instructions on how to tender your shares. In the event all the proposed transactions are completed, there are several items that will be of interest to employees:
1. If you hold unvested Emmis stock options with an exercise price less than $2.40, the vesting of these options will accelerate and at closing the options will be cashed out at $2.40 less your exercise prices less applicable tax withholding.
2. If you have unvested restricted stock or unvested restricted stock units, the vesting of these shares or units will accelerate and at closing the shares or units will be cashed out at $2.40 less applicable tax withholding.
3. If you hold vested or unvested Emmis stock options with an exercise price of $2.40 or more, these out-of-the-money stock options will be cancelled.
4. If you own Emmis common shares including shares in the 401k plan, shares held by brokers like Merrill Lynch, or shares held in certificate form, these shares,

if tendered, will be cashed out at $2.40 at the completion of the tender offer. If you do not tender, your owned shares will be cashed out at $2.40 at closing.
Successful completion of the go-private transactions is estimated to take three months. During this process and after the process concludes, regardless of the outcome, our work is unchanged: execute our strategy, hit our budgets and key metrics, and deliver for our listeners, readers and advertisers. In other words, we will keep you updated, but stay focused on what matters most in this important rebuilding year for Emmis.
If you are contacted by a shareholder or member of the media, please direct inquiries to me. Let me know if you have questions.
Pat
Patrick M. Walsh
EVP, Chief Operating Officer and Chief Financial Officer
Emmis Communications
40 Monument Circle, Suite 700
Indianapolis, IN 46204
Office: 317-684-6535
Mobile: 443-745-0259
Fax: 317-684-5580
IMPORTANT NOTICE: THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR THE SOLICITATION OF AN OFFER TO SELL CLASS A COMMON STOCK, PREFERRED STOCK, STOCK OPTIONS, RESTRICTED STOCK, DEBT OR OTHER SECURITIES OF EMMIS. NEITHER EMMIS NOR JS ACQUISITION HAS COMMENCED ANY OF THE PROPOSED TRANSACTIONS DESCRIBED HEREIN. THE PROPOSED TRANSACTIONS WILL BE CONSUMMATED ONLY PURSUANT TO AN OFFER TO PURCHASE, AN OFFER TO EXCHANGE, A PROXY SOLICITATION STATEMENT AND THEIR RESPECTIVE LETTERS OF TRANSMITTAL AND OTHER RELATED MATERIALS (THE “DISCLOSURE DOCUMENTS”) THAT WILL BE DISTRIBUTED TO EMMIS’ SHAREHOLDERS AND FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE DISCLOSURE DOCUMENTS.
SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE DISCLOSURE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE

VARIOUS TERMS OF, AND CONDITIONS TO THE PROPOSED TRANSACTIONS. JS ACQUISITION AND EMMIS WILL FILE THEIR RESPECTIVE DISCLOSURE DOCUMENTS WITH THE SEC. INVESTORS MAY OBTAIN FREE COPIES OF THE DISCLOSURE DOCUMENTS THAT WILL BE FILED WITH THE SEC (WHEN AVAILABLE) AT THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, COPIES OF THE DISCLOSURE DOCUMENTS MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO THE INFORMATION AGENT FOR THE PROPOSED TRANSACTIONS. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.
EMMIS AND ITS DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT TO THE PROPOSED TRANSACTIONS. INFORMATION REGARDING EMMIS’S DIRECTORS AND EXECUTIVE OFFICERS IS DETAILED IN ITS PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K, PREVIOUSLY FILED WITH THE SEC, AND THE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTIONS, WHEN IT BECOMES AVAILABLE.
Forward-Looking Statements
This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.
Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed transactions described above due to the failure to satisfy the conditions required to complete the proposed transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the proposed transactions, (3) the ability to recognize the benefits of the proposed transactions, (4) the amount of the costs, fees, expenses and charges related to the proposed transactions, (5) general industry conditions such as the competitive environment, (6) regulatory and matters and risks, (7) legislative developments, (8)

changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the proposed transactions may not be satisfied, and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time period.
Many of the factors that will determine the outcome of the subject matter of this press release are beyond Emmis’ ability to control or predict. Emmis undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ periodic filings with the SEC, including but not limited to its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 filed with the SEC. These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.